WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 4TH QUARTER 2025

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : ● unpredictable changes in general economic or political conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; ● unstable political and economic conditions, including changes in tariff policies, which could materially impact credit quality trends and the ability to generate loans and gather deposits ; ● inflation and governmental responses to inflation, including potential future increases in interest rates that reduce margins ; ● the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; ● significant changes in accounting, tax or regulatory practices or requirements ; ● new legal obligations or liabilities or unfavorable resolutions of litigation ; ● disruptive technologies in payment systems and other services traditionally provided by banks ; ● the highly competitive industry and market area in which we operate ; ● operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ;

FORWARD - LOOKING STATEMENTS 3 ● failure or circumvention of our internal controls or procedures ; ● changes in the securities markets which affect investment management revenues ; ● increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; ● the soundness of other financial services institutions which may adversely affect our credit risk ; ● certain of our intangible assets may become impaired in the future ; ● the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ; ● new lines of business or new products and services, which may subject us to additional risks ; ● changes in key management personnel which may adversely impact our operations ; ● severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business ; and ● other risk factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our core mission is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s mission drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Operating Officer John E . Bonini , Senior Vice President & General Counsel Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Christine Phillips , Senior Vice President, Chief Human Resources Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer 5

4Q2025 QUARTERLY EARNINGS 6 ($ in thousands, except EPS) 4Q2025 3Q2025 2Q2025 (1) 1Q2025 4Q2024 (2) Net interest income $ 18,829 $ 18,092 $ 17,642 $ 15,534 $ 15,273 (Reversal of) provision for credit losses (485) 1,293 (615) 142 (762) Non - interest income 3,173 3,173 3,411 2,759 3,254 Non - interest expense 15,870 15,778 15,656 15,184 14,926 Income before taxes 6,617 4,194 6,012 2,967 4,363 Income tax expense 1,408 1,027 1,422 664 1,075 Net income $ 5,209 $ 3,167 $ 4,590 $ 2,303 $ 3,288 Diluted earnings per share (EPS) $ 0.26 $ 0.16 $ 0.23 $ 0.11 $ 0.16 Return on average assets (ROA) 0.75% 0.46% 0.69% 0.35% 0.49% Return on average equity (ROE) 8.40% 5.20% 7.76% 3.94% 5.48% Net interest margin 2.89% 2.81% 2.80% 2.49% 2.41% Net interest margin, tax - equivalent basis 2.91% 2.83% 2.82% 2.51% 2.43% (1) Non - interest income includes a $243,000 gain on non - marketable equity investments. (2) Non - interest income includes a $300,000 gain on non - marketable equity investments.

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $15.3 $15.5 $17.6 $18.1 $18.8 2.41% 2.49% 2.80% 2.81% 2.89% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Net interest income ($) Net interest margin (%) ($ in millions) (1) See slides 32 - 34 for the related net interest margin calculation and a reconciliation of GAAP to non - GAAP financial measures . HIGHLIGHTS On a sequential quarter basis, net interest income, our primary driver of revenues, increased $ 737 , 000 , or 4 . 1% , from $ 18 . 1 million for the three months ended September 30 , 2025 to $ 18 . 8 million for the three months ended December 31 , 2025 . The net interest margin increased eight basis points from 2 . 81 % for the three months ended September 30 , 2025 to 2 . 89 % for the three months ended December 31 , 2025 .

TOTAL LOANS 8 Residential Real Estate 33% Home Equity Lines and Loans 6% CRE - Owner Occupied 9% [CATEGOR Y NAME] 41% [CATEGOR Y NAME] 11% Total Loans $2.2 Billion HIGHLIGHTS • Total loans increased $ 113 . 2 million, or 5 . 5% , from $ 2 . 1 billion, or 77 . 9 % of total assets, at December 31 , 2024 to $ 2 . 2 billion, or 79 . 7 % of total assets, at December 31 , 2025 ; • Commercial and industrial loans (“C&I”) increased $ 10 . 1 million, or 4 . 8% ; • Commercial real estate loans (“CRE”) increased $ 23 . 3 million, or 2 . 2% ; • Residential real estate loans, including home equity loans, increased $ 81 . 2 million, or 10 . 5% ; • Consumer loans decreased $ 1 . 5 million, or 33 . 3% ; • Loan Mix : 61 % Commercial and 39 % Retail/Consumer ; • CRE non - owner occupied as a % of Total Bank Risk - Based Capital was 325 . 1 % at December 31 , 2025 ; • Fixed rate ( 54% ) ; Adjustable ( 29% ) ; and Floating ( 17% ) . Line of Business Portfolio Rate as of December 31, 2025 Yield on New Originations (2) Commercial Real Estate 4.94% 6.49% Commercial and Industrial 6.10% 6.82% Residential Real Estate 4.86% 6.07% ($ in millions) (1) As of December 31, 2025. (2) Yield on new originations for the fourth quarter of 2025. (1)

TOTAL LOANS 9 $2,063 $2,073 $2,081 $2,112 $2,167 4.88% 4.91% 5.08% 5.04% 5.06% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 $2,125 $2,150 $2,175 AVERAGE LOANS OUTSTANDING Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis ($ in millions) (1) Represents total loans for the periods noted. (2) See slides 32 - 34 for the related average loan yield on a tax - equivalent basis calculation and a reconciliation of GAAP to non - GA AP financial measures. $2,067 $2,077 $2,090 $2,128 $2,181 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $2,000 $2,025 $2,050 $2,075 $2,100 $2,125 $2,150 $2,175 $2,200 PERIOD - END LOANS OUTSTANDING (1) The average loan yield, on a tax - equivalent basis, increased two basis points from 5.04% for the three months ended September 30, 2025 to 5.06% for the three months ended December 31, 2025, while average loans increased $54.4 million, or 2.6%, during the same period. (2)

COMMERCIAL AND INDUSTRIAL LOANS 10 $212 $216 $235 $219 $222 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $200 $205 $210 $215 $220 $225 $230 $235 $240 Total C&I loans increased $ 10 . 1 million, or 4 . 8% , to $ 221 . 8 million at December 31 , 2025 , from $ 211 . 7 million at December 31 , 2024 . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 11 (1) % of total loans as of December 31, 2025. Specialty Trade Contractors, 0.5% Other, 2.5% Merchant Wholesalers, 1.5% Manufacturing, 2.8% Hotels, 0.1% Heavy and Civil Engineering Construction, 0.4% Healthcare, 0.5% Educational Services, 1.2% Construction, Sand and Gravel Mining, 0.7%

COMMERCIAL REAL ESTATE LOANS 12 $1,076 $1,073 $1,046 $1,078 $1,099 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $1,000 $1,010 $1,020 $1,030 $1,040 $1,050 $1,060 $1,070 $1,080 $1,090 $1,100 At December 31 , 2025 , total CRE loans increased $ 23 . 3 million, or 2 . 2% , to $ 1 . 1 billion from December 31 , 2024 . ($ in millions)

COMMERCIAL REAL ESTATE LOANS (CRE) (1) 13 ($ in thousands) (1) As of December 31, 2025 (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC ma y d iffer from the Call Report. At December 31 , 2025 , the commercial real estate portfolio totaled $ 1 . 1 billion and represented 50 . 4 % of total loans . Of the $ 1 . 1 billion, $ 900 . 5 million, or 81 . 9% , were categorized as non - owner occupied commercial real estate and $ 198 . 6 million, or 18 . 1% , were categorized as owner occupied commercial real estate . Property Type Non - Owner Occupied Owner Occupied Total % of CRE Portfolio % of Total Loans % of Total Bank Risk - Based Capital (RBC) (2) Office $174,196 $20,961 $195,157 17.8% 8.9% 70.5% Apartment 174,330 - 174,330 15.9% 8.0% 62.9% Industrial 124,601 44,382 168,983 15.4% 7.7% 61.0% Retail 110,356 5,102 115,458 10.5% 5.3% 41.7% Mixed Use 75,593 5,741 81,334 7.4% 3.7% 29.4% Other 45,445 25,376 70,821 6.4% 3.3% 25.5% Self Storage 46,106 67 46,173 4.2% 2.1% 16.7% Hotel/Hospitality 41,582 - 41,582 3.8% 1.9% 15.0% Shopping Center 28,854 6,292 35,146 3.2% 1.6% 12.7% Warehouse 23,560 10,339 33,899 3.1% 1.6% 12.2% Automotive Sales 697 33,822 34,519 3.1% 1.6% 12.4% Auto Service and Repair 6,153 21,783 27,936 2.5% 1.3% 10.1% Adult Care/Assisted Living 17,057 9,726 26,783 2.4% 1.2% 9.7% School/Higher Education 10,420 14,959 25,379 2.3% 1.2% 9.2% Student Housing 21,563 - 21,563 2.0% 1.0% 7.8% Total commercial real estate loans $900,513 $198,550 $1,099,063 100.00% 50.4% 396.8% % of Total Bank Risk - Based Capital 325.1% 71.7% % of Total CRE Loans 81.9% 18.1%

COMMERCIAL REAL ESTATE – NON - OWNER OCCUPIED (1) 14 At December 31 , 2025 , the non - owner occupied CRE portfolio totaled $ 900 . 5 million, or 325 . 1 % of total RBC . Of the $ 900 . 5 million, $ 485 . 7 million, or 53 . 9 % of non - owner occupied CRE, was concentrated in Massachusetts and $ 271 . 2 million, or 30 . 1 % of non - owner occupied CRE, was concentrated in Connecticut . At December 31 , 2025 , the non - owner occupied office portfolio totaled $ 174 . 2 million, or 62 . 9 % of total RBC with a weighted average LTV of 62 . 6% . The non - owner occupied apartment portfolio totaled $ 174 . 3 million, or 62 . 9 % of total RBC with a weighted average LTV of 52 . 2% . ($ in thousands) (1) As of December 31, 2025 (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. (3) Weighted average LTV is based on the original appraisal and the current loan balance. Property Type MA CT NH RI ME Other Total % of Total Weighted Average Loan to Value RBC (2) (LTV) (3) Apartment $107,299 $43,612 $ - $23,419 $ - $ - $174,330 62.9% 52.2% Office 63,973 60,433 38,586 - 11,204 - 174,196 62.9% 62.6% Industrial 74,031 34,887 - 11,229 - 4,454 124,601 45.0% 56.4% Retail 53,291 25,964 13,865 6,070 11,166 - 110,356 39.8% 50.8% Mixed Use 35,641 22,503 - 12,809 - 4,640 75,593 27.3% 55.7% Self Storage 36,155 9,180 771 - - - 46,106 16.6% 55.4% Other 40,666 3,984 677 - 118 - 45,445 16.4% 51.5% Hotel/Hospitality 20,074 21,508 - - - - 41,582 15.0% 51.1% Shopping Center 9,227 19,627 - - - - 28,854 10.4% 48.4% Warehouse 17,034 4,889 - - - 1,637 23,560 8.5% 41.4% Student Housing 3,628 14,934 2,660 - 341 21,563 7.8% 60.7% Adult Care/Assisted Living 8,543 8,514 - - - - 17,057 6.2% 58.6% School/Higher Education 10,420 - - - - - 10,420 3.8% 43.3% Automotive Service and Repair 4,982 1,171 - - - - 6,153 2.2% 65.8% Automotive Sales 697 - - - - - 697 0.3% 57.0% Total non - owner occupied $485,661 $271,206 $56,559 $53,527 $22,488 $11,072 $900,513 325.1% 54.9% commercial real estate

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS (1) 15 ($ in thousands) (1) As of December 31, 2025. (2) The total RBC ratio is based on Westfield Bank’s capital and due to loan classifications, the percentage of total RBC may dif fer from the Call Report. Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By Collateral Type Office/Medical $ 108,113 $ 9,941 $ 118,054 60.5% 42.6% Office/Professional Metro 3,577 7,796 11,373 5.8% 4.1% Office/Professional Suburban 35,686 3,011 38,697 19.8% 14.0% Office/Professional Urban 26,820 213 27,033 13.9% 9.8% Total Office Portfolio $ 174,196 $ 20,961 $ 195,157 100.0% 70.5% Percent of RBC 62.9% 7.6% Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By State Massachusetts $ 63,973 $ 18,550 $ 82,523 42.3% 29.8% Connecticut 60,433 2,411 62,844 32.2% 22.7% New Hampshire 38,586 - 38,586 19.8% 14.0% Other 11,204 - 11,204 5.7% 4.0% Total Office Portfolio $ 174,196 $ 20,961 $ 195,157 100.0% 70.5% Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By Risk Rating Pass $ 166,275 $ 20,683 $ 186,958 95.8% 67.5% Special Mention 72 - 72 - - % Substandard 7,849 278 8,127 4.2% 3.0% Total Office Portfolio $ 174,196 $ 20,961 $ 195,157 100.0% 70.5% • As of December 31 , 2025 , the office portfolio totaled $ 195 . 2 million, or 70 . 5 % of total RBC, and represented 17 . 8 % of total CRE loans . • Non - owner occupied office totaled $ 174 . 2 million, or 62 . 9 % of total RBC, and owner - occupied office totaled $ 21 . 0 million, or 7 . 6 % of total RBC . • Office exposure is concentrated in medical - office, totaling $ 118 . 1 million, or 60 . 5 % of the total office portfolio . • Of the $ 195 . 2 million in total office, 42 . 3 % is concentrated in Massachusetts and 32 . 2 % is concentrated in Connecticut . The Company does not have any exposure in greater Boston or New York . • Of the $ 195 . 2 million in total office, 95 . 8 % of the office portfolio is in the pass - rated category .

RESIDENTIAL REAL ESTATE LOANS (1) 16 $776 $784 $805 $828 $857 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $720 $740 $760 $780 $800 $820 $840 $860 $880 At December 31 , 2025 , residential real estate loans, including home equity loans, increased $ 81 . 2 million, or 10 . 5% , from $ 775 . 7 million at December 31 , 2024 to $ 856 . 9 million . At December 31 , 2025 , the Company serviced $ 77 . 1 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . ($ in millions) (1) Residential real estate loans includes home equity loans.

INVESTMENT PORTFOLIO 17 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio totaled $ 364 . 6 million and represented 13 . 3 % of total assets at December 31 , 2025 and $ 365 . 7 million, or 13 . 8 % of total assets, at December 31 , 2024 . The HTM unrealized losses, net of tax, were approximately $ 22 . 0 million, or 11 . 7% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 8 . 6 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 0 . 8% . The AFS unrealized losses, net of tax, were approximately $ 16 . 7 million, or 8 . 4 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 6 . 5 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 6% . (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of December 31, 2025 (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation o f GAAP to non - GAAP financial measures. The table below displays the investment portfolio as of December 31 , 2025 : (Dollars in millions) Amortized Cost Basis % of Investment Portfolio’s Amortized Cost Basis Fair Value Unrealized Loss, Net of Tax Net of Tax Loss as a % of Amortized Cost Basis Net of Tax Loss as a % of Tier 1 Capital (1) Impact to TCE (Non - GAAP) (2) HTM $188.8 48.8% $158.5 ($22.0) (11.7%) 8.6% (0.8%) AFS $198.2 51.2% $175.8 ($16.7) (8.4%) 6.5% (0.6%) Total Investments $387.0 100.0% $334.3 ($38.7) (10.0%) 15.1% (1.4%)

TOTAL DEPOSITS 18 ($ in millions) (1) As of December 31, 2025 Time Deposits 29% Money Market 30% Demand (Non - interest bearing) 25% Savings 8% Interest - bearing 8% Total Deposits $2.4 Billion HIGHLIGHTS • Average cost of total deposits decreased 4 basis points from 1.77% at September 30, 2025 to 1.73% at December 31, 2025; • Period - end deposits increased $98.3 million, or 4.3%, from December 31, 2024, driven by an increase in core deposits; • Core deposits increased $111.9 million, or 7.2%, from $1.6 billion, or 68.9% of total deposits at December 31, 2024, to $1.7 billion, or 70.8% of total deposits, at December 31, 2025; • Non - interest bearing deposits were 25.2% of total deposits at December 31, 2025; • No brokered deposits at December 31, 2025; • Loan to deposit ratio was 92.5% at December 31, 2025. Average Cost of Interest - Bearing Deposits Average Cost of Deposits for the Quarter - ended December 31, 2025 Money market 2.13% Savings 0.09% Interest - bearing checking 0.90% Time deposits 3.46% Total average cost of deposits 1.73% (1)

TOTAL DEPOSITS 19 $1,559 $1,629 $1,640 $1,657 $1,671 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $1,500 $1,520 $1,540 $1,560 $1,580 $1,600 $1,620 $1,640 $1,660 $1,680 PERIOD - END CORE DEPOSITS At December 31 , 2025 , total deposits of $ 2 . 4 billion increased $ 98 . 3 million, or 4 . 3% , from December 31 , 2024 . Core deposits, which the Company defines as all deposits except time deposits, increased $ 111 . 9 million, or 7 . 2% , from $ 1 . 6 billion, or 68 . 9 % of total deposits, at December 31 , 2024 , to $ 1 . 7 billion, or 70 . 8 % of total deposits, at December 31 , 2025 . Time deposits decreased $ 13 . 7 million, or 1 . 9% , from $ 703 . 6 million at December 31 , 2024 to $ 689 . 9 million at December 31 , 2025 . At December 31 , 2025 , the Bank’s uninsured deposits totaled $ 697 . 6 million, or 29 . 5 % of total deposits, compared to $ 643 . 6 million, or 28 . 4 % of total deposits, at December 31 , 2024 . $704 $699 $690 $693 $690 4Q2024 (1) 1Q2025 (1) 2Q2025 3Q2025 4Q2025 $680 $685 $690 $695 $700 $705 $710 PERIOD - END TIME DEPOSITS ($ in millions) (1) Includes $1.7 million in brokered time deposits.

AVERAGE TOTAL DEPOSITS 20 $1,684 $1,732 $1,732 $1,744 $1,761 $579 $570 $573 $582 $596 2.01% 2.00% 1.82% 1.77% 1.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 AVERAGE DEPOSITS AND RATES Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest bearing deposits, increased $ 31 . 4 million, or 1 . 4% , from the three months ended September 30 , 2025 , to $ 2 . 4 billion for the three months ended December 31 , 2025 . The average cost of deposits decreased four basis points, from 1 . 77 % for the three months ended September 30 , 2025 to 1 . 73 % for the three months ended December 31 , 2025 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 21 $1,562 $1,599 $1,614 $1,633 $1,671 0.98% 1.08% 1.01% 1.04% 1.02% 0.92% 0.94% 0.96% 0.98% 1.00% 1.02% 1.04% 1.06% 1.08% 1.10% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 $1,600 $1,650 $1,700 AVERAGE CORE DEPOSITS AND RATES During the three months ended December 31 , 2025 , average core deposits of $ 1 . 7 billion, including non - interest bearing deposits, increased $ 37 . 2 million, or 2 . 3% , from the three months ended September 30 , 2025 . During the three months ended December 31 , 2025 , average time deposits of $ 687 . 0 million decreased $ 5 . 8 million, or 0 . 8% , from the three months ended September 30 , 2025 . The average cost of time deposits decreased five basis points to 3 . 46 % during the same period . As of December 31 , 2025 , there was $ 678 . 4 million in time deposits scheduled to mature by December 31 , 2026 , with a weighted average rate of 3 . 48% . ($ in millions) $700 $703 $691 $693 $687 4.31% 4.11% 3.69% 3.51% 3.46% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 4.75% $500 $600 $700 $800 AVERAGE TIME DEPOSITS AND RATES

LOAN - TO - DEPOSIT RATIO 22 91.5% 89.3% 89.8% 90.7% 92.5% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 87% 88% 89% 90% 91% 92% 93% PERIOD - END LOAN - TO - DEPOSIT RATIO 68.9% 70.0% 70.4% 70.5% 70.8% 31.1% 30.0% 29.6% 29.5% 29.2% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 0% 10% 20% 30% 40% 50% 60% 70% 80% CORE DEPOSITS AND TIME DEPOSITS AS A % OF TOTAL DEPOSITS Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 23 $123 $122 $122 $121 $106 5.04% 5.04% 5.04% 5.03% 4.96% 4.80% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 5.15% 5.20% 5.25% 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 $25 $45 $65 $85 $105 $125 $145 $165 WHOLESALE FUNDING (Includes $20 million in Subordinated Debt) (1) Wholesale Funding Average Cost of Funds The Bank is considered to be well - capitalized as defined by regulators (see slide 29 ) . The Bank’s Tier 1 Leverage Ratio to adjusted average assets was 9 . 32 % at December 31 , 2025 and 9 . 34 % at December 31 , 2024 . In addition, Westfield Bank’s TCE Ratio (2) of 8 . 71% , a non - GAAP financial measure, exceeds the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . At December 31 , 2025 , total borrowings decreased $ 17 . 1 million, or 13 . 9% , from $ 123 . 1 million at December 31 , 2024 to $ 106 . 1 million . At December 31 , 2025 , short - term borrowings increased $ 7 . 9 million to $ 13 . 3 million, compared to $ 5 . 4 million at December 31 , 2024 . Long - term borrowings decreased $ 25 . 0 million to $ 73 . 0 million at December 31 , 2025 , from $ 98 . 0 million at December 31 , 2024 . At December 31 , 2025 and December 31 , 2024 , borrowings also consisted of $ 19 . 8 million in fixed - to - floating rate subordinated notes . (1) ($ in millions) (2) TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures.

24 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At December 31 , 2025 , the Company had available borrowing capacity with the FHLB of $ 538 . 6 million, including its overnight Ideal Way Line of Credit . In addition, at December 31 , 2025 ; the Company had available borrowing capacity of $ 349 . 0 million from the Federal Reserve Discount Window, with no outstanding borrowings . At December 31 , 2025 ; the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At December 31 , 2025 ; the Company had $ 1 . 1 billion in immediately available liquidity, compared to $ 697 . 6 million in uninsured deposits, or 29 . 5 % of total deposits, representing a coverage ratio of 161% . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . LIQUIDITY ($ in millions) Total Available Amount in Use at December 31, 2025; Net Available Internal Sources: Cash and cash equivalents $40.4 - $40.4 Unpledged securities $170.4 - $170.4 Excess pledged securities $1.3 - $1.3 External Sources: FHLB $622.0 $83.4 $538.6 FRB Discount Window $349.0 - $349.0 Other Unsecured: Correspondent banks $25.0 - $25.0 Total Liquidity $1,208.1 $83.4 $1,124.7 Uninsured deposits $697.6 Liquidity/Total 161%

________ Source: SNL Financial as of June 30, 2025 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2025 25 Total Deposit Rank 2025 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,418,846 17.13% 11 1,762,519 13.1% 20 3 Westfield Bank 1,912,916 13.54% 20 2 TD Bank 2,266,902 16.05% 14 4 Bank of America 1,572,220 11.13% 8 5 Berkshire Bank 1,151,420 8.15% 11 6 M&T Bank 1,060,594 7.51% 14 7 KeyBank 1,010,477 7.15% 7 8 Citizens Bank 632,427 4.48% 10 9 Monson Savings Bank 599,110 4.24% 4 10 Country Bank 565,595 4.00% 4 11 New Valley Bank & Trust 277,552 1.97% 3

ASSET QUALITY INDICATORS 26 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 Total delinquent loans $5.0M $4.5M $3.9M $4.5M $3.1M Delinquent loans as a % of total loans 0.24% 0.22% 0.18% 0.21% 0.14% Nonaccrual loans $5.4M $6.0M $5.8M $5.6M $5.2M Nonaccrual loans as a % of total loans 0.26% 0.29% 0.27% 0.27% 0.24% Nonaccrual loans as a % of total assets 0.20% 0.22% 0.21% 0.21% 0.19% Allowance for credit losses % of total loans 0.94% 0.95% 0.94% 0.96% 0.93% Allowance for credit losses % of nonperforming loans 363% 327% 343% 364% 393% Net (recoveries) charge - offs ($128K) $29K ($585K) $43K $41K Net (recoveries) charge - offs as a % average loans (0.01%) 0.00% (0.03%) 0.00% 0.00% At December 31 , 2025 , total delinquent loans totaled $ 3 . 1 million, or 0 . 14 % of total loans, compared to $ 5 . 0 million, or 0 . 24 % of total loans, at December 31 , 2024 . Of the $ 3 . 1 million in delinquent loans, $ 2 . 8 million, or 88 . 7% , represent residential real estate loans, which includes home equity loans . Of the $ 2 . 8 million in delinquent residential real estate loans, $ 1 . 0 million, or 37 . 5% , are 90 days or greater past due .

ASSET QUALITY 27 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 93 % at December 31 , 2025 and 0 . 94 % at December 31 , 2024 . At December 31 , 2025 , the allowance for credit losses as a percentage of nonaccrual loans was 393 . 2% , compared to 362 . 9 % at December 31 , 2024 . December 31, 2025 December 31, 2024 Allowance for Credit Losses (ACL) (1) Loans Outstanding (1) ACL/ Total Loan Segment Allowance for Credit Losses (ACL) (1) Loans Outstanding (1) ACL/ Total Loan Segment Commercial and industrial $ 2,245 $ 221,790 1.01% $ 2,477 $ 211,656 1.17% Commercial real estate 13,718 1,099,063 1.25% 13,677 1,075,732 1.27% Residential (2) 4,186 856,871 0.49% 3,156 775,659 0.41% Consumer 148 2,929 5.05% 219 4,391 4.99% Unallocated - - - - - - Total Loans $ 20,297 $ 2,180,653 0.93% $ 19,529 $ 2,067,438 0.94% (1) ( $ in thousands) (2) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 28 ($ in millions) 4Q2024 1Q2025 2Q2025 3Q2025 4Q2025 Special Mention $11.4 $10.7 $1.5 $13.0 $17.2 % of Total Loans 0.6% 0.5% 0.1% 0.6% 0.8% Substandard $27.0 $25.6 $24.6 $27.0 $22.5 % of Total Loans 1.3% 1.2% 1.2% 1.3% 1.0% Total Criticized Loans $38.4 $36.3 $26.1 $40.0 $39.7 % of Total Loans 1.9% 1.7% 1.2% 1.9% 1.8% At December 31 , 2025 , total criticized loans, defined as special mention and substandard loans, totaled $ 39 . 7 million, or 1 . 8 % of total loans, compared to $ 38 . 4 million, or 1 . 9% , at December 31 , 2024 .

CAPITAL MANAGEMENT 29 We are well - capitalized with excess capital. Consolidated December 31, 2025 December 31, 2024 Tier 1 Leverage Ratio (to Adjusted Average Assets) 9.13% 9.14% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.21% 12.37% Tier 1 Capital (to Risk Weighted Assets) 12.21% 12.37% Total Capital (to Risk Weighted Assets) 14.19% 14.38% At December 31 , 2025 , the Bank’s Tier 1 Leverage Ratio was 9 . 32% . The Bank’s TCE ratio (1) , a non - GAAP financial measure, was 8 . 71 % at December 31 , 2025 . At December 31 , 2025 , available - for - sale unrealized losses of $ 16 . 7 million, net of tax, negatively impacted the TCE ratio by 0 . 6% . If the held - to - maturity unrealized losses of $ 22 . 0 million, net of tax, were factored in, the TCE ratio would decrease to 7 . 91% . Westfield Bank December 31, 2025 December 31, 2024 Well Capitalized Tier 1 Leverage Ratio (to Adjusted Average Assets) 9.32% 9.34% 5.0% Common Equity Tier 1 Capital (to Risk Weighted Assets) 12.46% 12.64% 6.5% Tier 1 Capital (to Risk Weighted Assets) 12.46% 12.64% 8.0% Total Capital (to Risk Weighted Assets) 13.48% 13.65% 10.0% (1) TCE is a non - GAAP measure. See slides 32 - 34 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures. x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 30 Year # of Shares 2021 2,758,051 2022 720,975 2023 649,744 2024 934,282 1Q - 2025 206,709 2Q - 2025 290,609 3Q - 2025 2,535 4Q - 2025 100,000 Year Annual Dividends per Share 2021 $0.20 2022 $0.24 2023 $0.28 2024 $0.28 1Q - 2025 $0.07 2Q - 2025 $0.07 3Q - 2025 $0.07 4Q - 2025 $0.07 SHARE REPURCHASES DIVIDENDS PAID ON COMMON STOCK On April 22 , 2025 , the Board of Directors authorized the 2025 Plan, pursuant to which the Company may repurchase up to 1 . 0 million shares of its common stock, or approximately 4 . 8% , of the Company’s then - outstanding shares of common stock, upon the completion of the 2024 Repurchase Plan (“ 2024 Plan”) . On June 3 , 2025 , the Company announced the completion of its 2024 Plan under which the Company repurchased a total of 1 . 0 million shares at an average price per share of $ 8 . 79 . During the three months ended December 31 , 2025 , the Company repurchased 100 , 000 shares of its common stock at an average price per share of $ 11 . 80 . During the twelve months ended December 31 , 2025 , the Company repurchased 599 , 853 shares of its common stock under the 2025 Plan and the 2024 Plan, as applicable, at an average price per share of $ 9 . 73 . As of December 31 , 2025 , there were 872 , 465 shares of common stock available for repurchase under the 2025 Plan .

CAPITAL MANAGEMENT 31 $11.30 $11.44 $11.68 $11.89 [VALUE] $10.63 $10.78 $11.01 $11.22 [VALUE] BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE (non - GAAP ) (1) Book Value Tangible Book Value (non-GAAP) The Company’s book value per share was $12.16 at December 31, 2025, compared to $11.30 at December 31, 2024, while tangible book value per share, a non - GAAP financial measure, increased $0.86, or 8.1%, from $10.63 at December 31, 2024 to $11.49 at December 31, 2025. (1) Tangible book value is a non - GAAP measure. See slides 32 - 34 for the related tangible book value calculation and a reconcili ation of GAAP to non - GAAP financial measures.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 32 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding its results of operations and financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other simil arly titled measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024 Loan interest (no tax adjustment) 27,491$ 26,690$ 26,214$ 24,984$ 25,183$ Tax-equivalent adjustment 125 120 121 121 128 Loan interest (tax-equivalent basis) 27,616$ 26,810$ 26,335$ 25,105$ 25,311$ Loan interest (tax-equivalent basis) 27,616$ 26,810$ 26,335$ 25,105$ 25,311$ Less: Prepayment penalties - 34 425 - - Adjusted loan income, excluding prepayment penalties (tax- equivalent basis) (non-GAAP) 27,616$ 26,776$ 25,910$ 25,105$ 25,311$ Average loans 2,166,804$ 2,112,394$ 2,081,319$ 2,073,486$ 2,062,822$ Average loan yield (no tax adjustment) 5.03% 5.01% 5.05% 4.89% 4.86% Average loan yield (no tax adjustment), excluding prepayment penalties (non-GAAP) 5.03% 5.01% 4.97% 4.89% 4.86% Average loan yield (tax-equivalent basis) 5.06% 5.04% 5.08% 4.91% 4.88% Average loan yield (tax equivalent basis), excluding prepayment penalties (non-GAAP) 5.06% 5.03% 4.99% 4.91% 4.88% For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 33 12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024 Net interest income (no tax adjustment) 18,829$ 18,092$ 17,642$ 15,534$ 15,273$ Tax equivalent adjustment 125 120 121 121 128 Net interest income (tax-equivalent basis) 18,954$ 18,212$ 17,763$ 15,655$ 15,401$ Net interest income (no tax adjustment) 18,829$ 18,092$ 17,642$ 15,534$ 15,273$ Less: Prepayment penalties - 34 425 - - Income from fair value hedge - - - - 74 Adjusted net interest income (non-GAAP) 18,829$ 18,058$ 17,217$ 15,534$ 15,199$ Average interest-earning assets 2,584,310$ 2,553,849$ 2,530,077$ 2,529,715$ 2,517,017$ Net interest margin (no tax adjustment) 2.89% 2.81% 2.80% 2.49% 2.41% Net interest margin (tax-equivalent) 2.91% 2.83% 2.82% 2.51% 2.43% Adjusted net interest margin, excluding prepayment penalties and income from fair value hedge (no tax adjustment) (non-GAAP) 2.89% 2.81% 2.73% 2.49% 2.40% Book Value per Share (GAAP) 12.16$ 11.89$ 11.68$ 11.44$ 11.30$ Non-GAAP adjustments: Goodwill (0.61) (0.61) (0.61) (0.60) (0.60) Core deposit intangible (0.06) (0.06) (0.06) (0.06) (0.07) Tangible Book Value per Share (non-GAAP) 11.49$ 11.22$ 11.01$ 10.78$ 10.63$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 34 12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024 Total Bank Equity (GAAP) 252,553$ 248,575$ 244,460$ 242,981$ 240,994$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible net of associated deferred tax (764) (831) (899) (966) (1,033) Tangible Capital (non-GAAP) 239,302$ 235,257$ 231,074$ 229,528$ 227,474$ Tangible Capital (non-GAAP) 239,302$ 235,257$ 231,074$ 229,528$ 227,474$ Unrealized losses on HTM securities net of tax (22,019) (23,154) (25,702) (25,698) (28,346) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 217,283$ 212,103$ 205,372$ 203,830$ 199,128$ Common Equity Tier (CET) 1 Capital 256,019$ 253,044$ 250,888$ 250,217$ 250,748$ Total Assets for Leverage Ratio (non-GAAP) 2,746,949$ 2,721,892$ 2,699,710$ 2,701,212$ 2,684,740$ Tier 1 Leverage Ratio 9.32% 9.30% 9.29% 9.26% 9.34% Tangible Common Equity (non-GAAP) =Tangible Capital (non- GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.71% 8.64% 8.56% 8.50% 8.47% Adjusted Tangible Common Equity for HTM Impact (non- GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 7.91% 7.79% 7.61% 7.55% 7.42% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 35 141 Elm Street, Westfield, MA